                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2001


                               BSQUARE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         WASHINGTON                  000-27687                  91-1650880
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


                         3150 139TH AVENUE SE, SUITE 500
                           BELLEVUE, WASHINGTON 98005
                                 (425) 519-5900

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

ITEM 5. OTHER EVENTS.

        On July 16, 2001, BSQUARE Corporation (the "Company") issued a press release announcing that it had negotiated in principle its renewal of its Master Agreement with Microsoft Corporation. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

        (c)     EXHIBITS.

                Exhibit No.           Exhibit Description
                -----------           -------------------
                  99.1                Press Release

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BSQUARE CORPORATION

Date: July 16, 2001                     By:           /s/ Leila L. Kirske
                                               ---------------------------------
                                                        Leila L. Kirske
                                                Vice President of Finance &
                                                 Administration (Principal
                                               Financial and Accounting Officer)

                               BSQUARE CORPORATION

                                INDEX TO EXHIBITS


EXHIBIT NUMBER
(REFERENCED TO
  ITEM 601 OF                         EXHIBIT
REGULATION S-K)                     DESCRIPTION
---------------                     -----------
     99.1                          Press Release